UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 22, 2006
Xponential, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	1-13919 (Commission File Number)	75-2520896 (I.R.S. Employer Identification No.)
6400 Atlantic Boulevard, Suite 190, Norcross, Georgia 30071
(Address of principal executive offices)
678-720-0660
(Registrant’s telephone number)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Press Release

Item 3.02. Unregistered Sales of Equity Securities.
     On June 22, 2006 the Registrant issued a press release announcing that is had completed the private placement of its $20,000,000 8% Limited Recourse Secured Convertible Subordinated Notes Due 2014. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.
     The information in this report, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits. The following exhibit is furnished as part of this Report:

99.1	Press Release issued by Xponential, Inc. on June 22, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 26, 2006	XPONENTIAL, INC.
	By:	/s/ Dwayne A. Moyers
Dwayne A. Moyers,
Chief Executive Officer